Exhibit 10.5

https://fanyi.youdao.com/download

Number: 95082023280594

0 SPD BANK

Working capital loan contract

Contract version No. : SPD8202109

2 浦发银行SPD BANK	流动资金借款合同

Working capital loan contract

Borrower: Hangzhou New Optoelectronics Technology Co., LTD

Main business address: No. 19 Feicui Road, Jinnan Street, Lin ‘an District, Hangzhou City, Zhejiang Province

Contact person: Meng Yanling
Fax: /	Tel:	13456797711
	Email:	/

Lender: Shanghai Pudong Development Bank Co., Ltd_Zhou Lin ‘an Branch Main business address: No. 417 Qianwang Street, Lin ‘an District, Hangzhou City

Contact person: Zhang Yuhang Tel: 63805939

Whereas:

The Borrower applies to the lender for a working capital loan due to the need for capital turnover; Upon examination, the lender agrees to grant the loan in accordance with the terms and conditions of this Contract. For the purpose of clarifying the rights and obligations of both parties, this contract is hereby entered into by both parties through consultation in accordance with the relevant laws, regulations and rules of the People’s Republic of China.

At the same time, the Borrower and lender confirm the following primary terms and conditions:

1. (Please check/select from the boxes below according to the situation, or underline x if you do not choose)

This Agreement is executed as a subsidiary financing instrument to the Facility Agreement (hereinafter referred to as the Facility Agreement), and upon the commencement of this Agreement, all terms thereof shall be incorporated into and be an integral part of the Facility Agreement (if the Borrower has previously entered into the Facility Agreement, this item shall be selected and the Facility Agreement number shall be indicated);

This Agreement is a separate credit instrument signed between the Borrower and the Lender (if the Borrower and the Lender have not signed the Facility Agreement, this item shall be selected);

2. (If the purpose of the loan is to repay the old loan or renew the loan, this item is required/selected)

The guarantors have already known that the purpose of the loan under this Contract is to repay the loan under the original contract name: Working Capital Loan and loan back (Date of execution: April 2022, 201 No. : 95082022280415).

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Part I: Commercial terms

1. Type of loan: short-term working capital loan Medium-term working capital loan

2. The loan amount under this contract is RMB (currency) five yuan (capital amount).

3. The specific purposes of the loan hereunder are; The wish to repay the loan is numbered (95082022280415).

The loan principal under the Working Capital Loan Contract.

4. The term of the loan under this Contract is (please select/in the following box, mark x if you do not select): from April 17, 2023 to April 17, 2024; Drawing years (or one month) from the date of the first withdrawal

The actual date of withdrawal and the date of repayment shall be the date recorded in the IOU issued by both the lender and the Borrower, and the date of the last repayment shall not exceed the loan term stipulated in this Contract, which is an integral part of this Contract.

5. The interest rate of the loan under this Contract is (please select in the following box, mark x if you do not select): (1) RMB Loan interest rate

Each loan under this Contract shall be issued according to the quoted loan market interest rate (LPR) of 85.00000 BPS for one year (term) published by the Full Picture Inter-Bank Lending Center on the day before the actual issuance date of the loan

If the calculated interest rate is less than 0, it shall be executed at 0%. (The quoted interest rate of the loan market is the annual interest rate, which can be queried through the National Interbank Lending Center and the website of the People’s Bank of China).

If the quoted interest rate of the loan market is adjusted after the issuance of each loan under this Contract during the loan term, the loan interest rate (please select in the following box, and mark x if you do not select)

D No adjustment, fixed interest rate;

The interest rate shall be adjusted from the day of the interest rate adjustment. The loan market quotation rate (LPR) of the above agreed term published by the National Interbank Lending Center at the end of the day before the interest rate adjustment day shall be taken as the base. The floating points of the above agreed interest rate and the calculation method shall remain unchanged. The specific interest rate adjustment day is as follows (please select in the box below, tick x if you do not select);

The prisoner adjusts the interest rate on an annual basis, and the interest rate adjustment day is the corresponding day of the month corresponding to the subGregorian year. If the actual loan issuance date is no corresponding day in the corresponding month of the subGregorian year, the interest rate adjustment day is the last day of the corresponding month of the subGregorian year;

The district adjusts the interest rate on an annual basis, and the interest rate adjustment day is January 1 of each year;

Prisoners adjust the interest rate according to the settlement date, and the interest rate adjustment day is the day after the settlement date;

The district adjusts the interest rate quarterly, and the interest rate adjustment day is the month at the end of each quarter

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2演发银行SPDB ANK	流动资金借款合同

8 Adjust the interest rate on a monthly basis, and the interest rate adjustment day is monthly;

Prisoner other agreement (specific interest rate adjustment day): Yu Yin (2) Foreign currency loan Interest rate:

Drawing) Each loan under this Contract is issued as announced by the lender on the actual date of issuance of the loan

(Year/month/week) (referred to as the “Base Rate Term”) (LIBOR/HIBOR/SIBOR) is calculated as the base rate plus BPS (hereinafter referred to as the “Spread”, and the spread is 20). If the base rate is less than 0%, the base rate shall be 0%.

After the issuance of each loan under this Contract, the loan interest rate shall be adjusted in the following manner during the loan term: (Please select in the box below, tick x if you do not select)

From the date of issuance of each loan, the loan interest rate shall be adjusted according to the latest foreign currency benchmark interest rate of the corresponding period plus the spread agreed herein in accordance with the benchmark interest term agreed herein. If the benchmark interest rate is less than 0%, the benchmark interest rate shall be 0%;

Zone fixed rate, that is, the interest rate is not adjusted.

Map 2) The interest rate of the foreign currency loan under this Contract is set out in the Foreign Currency Interest Rate Supplementary Contract separately signed by the Parties hereto.

8) The interest rate of each Loan under this Contract is %, which is fixed interest rate and will not be adjusted during the term of the loan.

The payment method of the loan under this contract is “Please select v in the box not mentioned, and mark x if you do not select): If the payment is monthly, the payment date is two (20) days of each month;

If the loan is settled quarterly, the settlement date is twenty (20) days at the end of each month:

District Other Methods: None

And the interest on each repayment under this Contract shall be paid in full with the original.

7. The penalty interest rate under this Contract is:

(1)	This agreement shall be executed with the overdue penalty interest rate at the loan execution interest rate applicable on the date of collection of penalty interest plus 50%.

(2)	If the loan is not used in accordance with the purpose stipulated in this Contract, the penalty interest rate of misappropriation shall be executed according to the penalty interest rate of the loan which is applied on the penalty interest date.

If the currency of the loan is a foreign currency, if there are other provisions in the foreign currency interest rate supplement contract or the foreign currency interest rate change Contract signed by the parties hereto, such provisions shall apply.

8. The withdrawal period of the Loan hereunder shall be from April 17, 2023 to April 17, 2023. The first withdrawal shall be made before April 17, 2023.

9. The withdrawal plan of the loan under this Contract is as follows (please select r in the box below, and tick x if you do not select)

The withdrawal plan is listed in the following table:

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2 浦发银行SPDB ANK	流动资金借款合同

2 浦发银行SPDB
ANK

流动资金借款合同

序号	提款日期	提款金额
1	2023 年 04 月 17 日	人民币伍佰万元整（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☒其他提款计划约定：

序号	还款日期	还款金额
1	年 月 日	（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☑其他还款计划约定：到期一次性还款

2 浦发银行SPDB ANK	流动资金借款合同

序号	提款日期	提款金额
1	2023 年 04 月 17 日	人民币伍佰万元整（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☒其他提款计划约定：

序号	还款日期	还款金额
1	年 月 日	（大写金额）
2	年 月 日	（大写金额）
3	年 月 日	（大写金额）
4	年 月 日	（大写金额）
5	年 月 日	（大写金额）
6	年 月 日	（大写金额）

☑其他还款计划约定：到期一次性还款

2演发银行SPDB ANK	流动资金借款合同

10. The repayment plan of the loan under this Contract is as follows (please select from the box below without an x); The prisoner’s repayment schedule is shown in the following table:

11. Liquidated damages for early repayment of the loan: equivalent to the actual total amount of the loan repaid in advance or RMB (currency) Yuan (in words).

12. The principal amount of the loan repaid in advance shall not be less than RMB (currency) ten thousand yuan (in words).

13, account opening (RMB loans in the following modes/choose one, foreign currency loans should choose the special account mode, do not select x)

Due to non-special account mode:

(1) The general settlement account opened by the borrower with the lender is: Username:

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Account Name:

(2) The fund withdrawal account opened by the Borrower with the Lender is:

Group special account mode:

(1) The special account for working capital loan opened by the borrower at the lender is: Opening bank: Shanghai East Development Bank Limited Company Hangzhou Linjia Branch f Account name: Nzhou Xinzi Photoelectric Technology Co., LTD

Account number: 95080078801600003626

(2) The general settlement account opened by the borrower at the lender is as follows: Opening bank: Shanghai i East Development Bank Stock t You R Company Hangzhou Lin ‘an branch Account name: Hangzhou Xinzi Optoelectronic Technology Public a

No. : 95080078801000002147

(3) The fund withdrawal account opened by the borrower with the lender is as follows: Opening bank: Shanghai n East Development Bank Stock Your Company Hangzhou Lin ‘an Branch

Account name: Kangzhou Xinzi Optoelectronic Technology Co., LTD

Account number: 95080078801000002141

14. Entrusted payment by the lender: If the payment object is clear and the amount of A single payment exceeds the loan fund payment issued by A (currency amount), the method of entrusted payment by the lender shall be adopted.

Guarantors and guarantee contracts providing security for the debts hereunder include but are not limited to:

Guaranty i Contract No. (280820003 Guaranty Meng Yanling Guarantee Contract No. 120820200 day Guaranty Ma Jianhua Guarantee Contract No. [280802005 Mortgagor Meng Yanling Mortgage Contract No. [2093820000002 The mortgagor “pledge contract” number [other guarantees

16. Treatment for breach of contract.

Liquidated damages: equivalent to one percent of the principal amount of the loan (in caps) or

17. The attachments to this contract include:

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r神发想行SPD BANK	流动资金借款合同

(1) Application for Withdrawal.

(2) “Payment of Telegram”.

(3) _________________},

(4) _________________},

(5) _________________

18, other matters agreed upon by the parties.

There is no ______________________________________________________________________________________

This contract is made in originals, with one copy held by the borrower, one copy held by the lender and one copy held by the lender. Each copy shall have the same legal effect.

(End of Part I)

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Part Two: General terms

Article 1 Borrowing Money

1. The Borrower irrevocably agrees and confirms that the Lender has the right to adjust or increase the terms and conditions of the loan due to changes in laws, regulations and policies, or restrictions imposed by the government’s macro-monetary policy or financial supervision policy, or based on market conditions, fund position and financial cost, its own business needs, the borrower’s ability to perform or financial status, or other major circumstances Under such circumstances, the Lender may suspend, reduce or cancel the loan and notify the borrower.

2. The loan hereunder shall be used in accordance with the purpose of the loan agreed herein, and the Borrower shall not misappropriate or occupy the loan for investment in fixed assets, equity or other investment, for fields and purposes prohibited by the State for production and operation, or for other activities that do not conform to the purpose of the working capital loan.

Article 2 The interest rate of the loan and the method of interest calculati

1. Unless otherwise agreed herein, the interest on the loan hereunder shall be calculated and charged on the basis of the actual amount of withdrawal and the number of days occupied by the lender from the date of issuance of the loan. The number of days occupied includes the first day, excluding the last day. Daily Interest rate Monthly interest rate /30, monthly interest rate = annual interest rate / 12, same day interest rate two-year interest rate /360, but when the currency of the loan is GBP, Hong Kong dollar, Singapore Dollar, daily interest rate two-year interest rate /365.

2. The Lender shall have the right to charge overdue penalty interest on the outstanding loan principal due to the Borrower when the term “maturity” in this Contract includes the situation where the Lender’s preferred loan matures in advance), starting from the overdue date, according to the overdue interest rate stipulated in this contract, according to the actual overdue days, until the Borrower pays off the principal and interest.

3. If the borrower fails to use the loan funds for the agreed purpose, the lender shall have the right to collect penalty interest on the loan amount used in default from the date of default, according to the penalty interest rate for misappropriation stipulated in this contract, based on the actual days of default until the borrower pays off the principal and interest.

4. For the interest (including normal interest, overdue penalty interest and misappropriated penalty interest) that the Borrower fails to pay on time, the lender shall, from the date of default, be charged compound interest according to the overdue penalty interest rate agreed in this contract according to the actual overdue days.

5. Unless otherwise agreed by the parties hereto, the loan interest rate under this Contract shall be calculated by the “simple interest method”. The calculation method of interest rate can be found on the website of the People’s Bank of China.

6· The interest rate market is paralyzed

If no LPR (Renminbi applicable) or is applicable on the quoted date of the relevant interest period after the loan is issued under this Contract

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LIBOR/HIBOR/SIBOR (for foreign currency) interest rates, the Borrower shall negotiate with the Lender to determine an alternative interest rate: if no agreement can be reached within five (5) banking business days after the commencement of negotiations, the Borrower shall repay the Loan in full within thirty (30) banking business days from the date on which such agreement cannot be reached. If both parties have entered into a foreign currency interest rate supplement contract or an additional interest rate modification contract at the same time of signing this Contract, the interest rate shall be determined in accordance with the provisions of the supplement contract or the modification contract.

Article 3 Withdrawal of funds

1. Before making the first withdrawal, the borrower shall meet the following conditions:

(1) Submit the application for withdrawal at the time and in the manner agreed herein (for the format, see Appendix 1 or Appendix 2 hereof) The completed Loan (Loan) Voucher and other relevant documents;

(2) This Contract and the corresponding security contract (if any) have been signed and remain in force, and the security right has been effectively created;

(3) Submit the Borrower’s current and valid business license, articles of association, and present the most recent financial statements (including but not

Limited to the annual financial report and current statements audited by certified public accountants for the previous year);

(4) Loan resolutions and legal representatives submitted to the borrower’s board of directors/shareholders’ meeting or other institutions with the same effect

The original copy of the letter of authorization of the authorized representative and the legal representative shall be signed by the authorized representative

(5) The Borrower has opened the relevant account in the Loan Office as required by the lender

(6) The Borrower has fulfilled its obligations under this Contract without any breach of contract:

(7) Other documents or conditions as required by the Lender.

2. In addition to the initial withdrawal conditions, prior to each withdrawal, the borrower shall meet the following conditions:

(1) Submit the application for withdrawal at the time and in the manner agreed herein (for the format, see Appendix 1 or Appendix 2 hereof)

The completed Loan (Approval) Voucher and other relevant documents:

(2) The representations and warranties made by the Borrower under this Contract shall remain valid;

(3) The Borrower has performed its obligations under this Contract without any breach of contract:

(4) Other documents or conditions as required by the Lender.

3. Withdrawal

(1) The Borrower shall make a lump sum or installment withdrawal in accordance with the withdrawal plan agreed herein, and shall submit a withdrawal application form (in the form of Appendix 1 or Appendix 2 hereof) to the Lender for withdrawal procedures three (3) bank business days before the expiration of each withdrawal date;

(2) If the Borrower needs to postpone or change the withdrawal date, it shall obtain the Lender’s consent three (3) bank business days before the withdrawal date expires, and the Lender shall have the right to require the Borrower to pay the interest loss incurred by the Lender (interest loss =

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The interest on the delayed withdrawal period - the interest on the current deposit of the same period);

(3) Where the borrower requests to cancel all or part of the outstanding loan, it shall apply to the lender three (3) banking business days prior to the fixed withdrawal date or the termination of the withdrawal period, and may cancel the loan only with the consent of the lender;

(4) Where the borrower fails to complete the withdrawal procedures within the time limit and does not apply for postponing the withdrawal on the fixed withdrawal date or within the withdrawal period, the lender shall have the right to cancel the undrawn loan;

The Lender shall have the right to waive one or more of the aforesaid conditions of apology without affecting any rights of the Lender under this Contract.

Article 4 Account opening and management

1. At the time of signing this Contract, the Borrower shall have opened with the Lender a general settlement account and a fund withdrawal account (refer to the First part of this Contract), as well as a special account for working capital loan (if any) agreed by both parties. The Borrower agrees that the Lender shall monitor the aforesaid accounts of the Borrower.

2. If no special account for working capital loans is opened, the general settlement account shall be used to calculate the issuance and payment of loan funds applied by the Borrower at the lender.

If a special account for working capital loans is opened, the special account for working capital loans shall be used for accounting the issuance and payment of loan funds applied by the borrower at the lender, and the interest rate of the funds in the account shall be calculated according to the current deposit. The borrower agrees that in addition to the seal reserved by the borrower for the special working capital loan account, the borrower’s special seal for monitoring the payment of loan funds shall also be reserved for the special working capital loan loan account. The Borrower shall not change the seal reserved for the special working capital loan account at will without the written request of the lender.

3. The Borrower confirms that the fund withdrawal account is the income account and repayment reserve account under this Contract. The income cash flow ofthe borrower or the overall cash flow ofthe borrower shall be entered into the capital country cage account.

The Borrower warrants that the balance of funds in the Borrower’s Repayment reserve account shall not be lower than the amount of principal and interest payable by the Borrower during the current period on each Principal Payment Date and three (3) days prior to that date. The Borrower agrees that within 2 (3) days of each Principal Repayment Interest Payment Date and its predecessor, the Lender has the right to restrict or refuse the Borrower’s external payment activities that will cause the balance of funds in the Repayment Reserve Account to be lower than the amount of principal and interest payable during the current period, so as to ensure that the balance of funds in the Repayment Reserve Account is sufficient to pay the amount of principal and interest payable during the current period.

The lender has the right to monitor the fund withdrawal account, and when the fund flow of the fund withdrawal account is abnormal, the lender has the right to identify the cause of the borrower and take corresponding measures.

第五条支付监管

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1. The Borrower agrees that the Lender shall have the right to manage and control the payment of the loan funds by means of the entrusted payment by the Lender or the independent payment by the Borrower, so as to supervise the use of the Loan funds in accordance with the purposes agreed herein.

Entrusted payment by the lender means that the lender pays the loan funds through the borrower’s account according to the borrower’s withdrawal application and payment entrustment to the borrower’s transaction object conforming to the purpose agreed herein.

Independent payment by the borrower means that after the lender releases the loan funds to the borrower’s account according to the borrower’s withdrawal application, the borrower shall independently pay the loan funds to the borrower’s transaction object conforming to the purpose stipulated in the contract.

2. The Borrower agrees that if the Borrower and the lender establish a new credit business relationship and the borrower’s credit status is normal, or if the payment object is clear and a single payment amount exceeds the amount agreed in this contract (refer to Part I hereof), or under other circumstances determined by the Lender, the Borrower shall make the payment as entrusted by the Lender.

Where the Lender is entrusted with the payment method, the lender shall have the right to check whether the payment object, payment amount and other information listed in the payment application provided by the borrower are consistent with the corresponding business contract and other certification materials according to the purpose of the loan agreed in the loan contract. After approval, the lender shall pay the loan funds to the transaction object of the borrower through the borrower’s account.

3. When applying to the lender for external payment of loan funds, the borrower shall submit supporting materials that meet the lender’s requirements, including but not limited to

(1) Documents evidencing the purpose ofpayment as agreed in this Contract;

(2) Business contract and written documents that truly reflect the borrower’s payment obligation. For the fees that must be paid without signing a contract, the charging policy and standard approved by the competent department shall be provided;

(3) If the corresponding invoice or receipt cannot be obtained at the time ofpayment, the borrower shall timely submit the corresponding invoice or receipt of the payment after the completion ofpayment;

(4) Legal and valid payment vouchers:

(5) other documents required by the lender.

The Lender has the right to waive one or more of the above documents without prejudice to any of the Lender’s rights under this Contract.

4. If no special account for working capital loan has been opened, the Borrower shall submit to the Lender a withdrawal application (in the form of Annex 1 to this Contract) three (3) bank business days prior to the date of the proposed withdrawal, and at the same time propose whether to use the Lender’s entrusted payment method or the Borrower’s independent payment method. The Borrower confirms that the Lender has the right to examine whether the relevant information of the Borrower conforms to the payment conditions agreed herein, and has the right to decide the payment method of the corresponding loan.

If a special account for working capital loan is opened and the payment method entrusted by the lender is adopted, the Borrower shall submit to the Lender a payment application affixed with the seal reserved by the borrower for the special account for Working capital loan within three (3) bank business days prior to the payment date

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The lender shall have the right to examine whether the relevant materials of the Borrower conform to the supporting conditions agreed in this contract. If the lender has examined and approved, the lender shall affix the special seal for supervision of loan fund payment to the payment voucher before making the payment. If the payment is made by the Borrower as the principal, the Borrower shall submit to the Lender three (3) bank business days in advance the application for payment (in the form of Annex 3 to this Contract) and the relevant materials, and the Lender shall have the right to examine whether the relevant materials submitted by the Borrower meet the conditions agreed herein. If approved by the lender, the Borrower shall fill in the payment voucher (the amount of each aggregate payment voucher shall not exceed the amount entrusted by the Lender as agreed herein). After examination and verification, the lender shall affix the special seal for authentication of loan fund payment to the summary payment voucher and transfer the corresponding funds to the borrower’s general settlement account.

5. If the borrower pays independently, the borrower shall regularly report to the lender the independent payment of the borrowed funds on a monthly basis. The lender shall have the right to verify whether the loan payment by the borrower complies with the agreed purpose and payment method through account analysis, voucher inspection, on-site investigation and other means.

6. The Borrower confirms that it shall pay to the lender the transfer fee incurred as a result of the payment of the loan funds, and the Lender shall have the right to directly deduct such transfer fee based on the actual amount when it is incurred.

7. In the process of loan issuance and payment, if the Borrower occurs any of the following circumstances, the Lender has the right to require the Borrower to supplement the terms of withdrawal and payment, or to change the payment method of the loan, or to stop the issuance and payment of the loan funds:

(1) Decline in credit status

(2) The profitability of main business is not strong;

(3) Abnormal use of loan funds.

Article 6 Repayment

1. The Borrower shall repay the principal, interest and related charges of the Loan in time and in full according to the repayment plan agreed herein. The Borrower hereby irrevocably authorizes the Lender to deduct the aforesaid amount from its account opened with the Lender on the maturity date of the Loan or upon meeting the circumstances agreed herein to repay the creditor’s rights of the Lender.

2. Where the Borrower repays the loan in advance, it shall submit a written application to the lender and obtain the lender’s written consent ten (10) bank business days prior to the expected repayment date. In the absence of the lender’s prior written consent, the borrower shall still repay the principal and interest at the time limit and interest rate stipulated in the contract.

The repayment in advance with the consent of the lender shall be deemed as the maturity of the loan in advance. In such case, the lender shall also have the right to require the Borrower to pay a certain amount of liquidated damages as stipulated in this Contract (see Section 1 of this Contract).

The interest on the loan repayment in advance shall be calculated according to the number of days the borrower actually uses the loan, and shall be repaid together with the principal; The amount of the principal repaid in advance shall not be less than the limit stipulated in Part 1 of this Contract. The principal repaid shall be refunded in the order of the repayment schedule stipulated in this contract

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The principal of the loan shall be written down in sequence.

3. If the borrower fails to repay the loan on time due to legitimate reasons, it shall apply to the Lender for extension of the loan before the thirtieth (30) bank business days of the repayment period as agreed herein, and prepare necessary materials to go through the relevant extension procedures. If the loan under this contract is guaranteed, mortgaged or pledged, the surety, mortgagor or pledgor shall also issue a written consent certificate. If the borrower fails to apply for extension or the application for extension is not approved by the lender, its loan shall be transferred to overdue loan from the next day after the maturity date.

4. The borrower shall not redraw any loan funds that have been returned.

Article 7 Representations and warranties

The Borrower makes the following representations and warranties to the Lender, which are made at the time of execution of this Contract and shall remain in force during the term of this Contract.

1. The Borrower is an enterprise or other economic organization with independent legal personality, complete financial system and repayment ability established in accordance with applicable laws, and has the right to conclude and perform this Contract according to law.

2. The Borrower has the right to sign this Contract and has completed all authorizations and approvals from the shareholders’ meeting, board of directors or other competent authorities required to sign this Contract and perform its obligations hereunder. The terms and conditions of this Contract are the true intention of the Borrower and are legally binding on the Borrower.

3. The execution and performance of this Contract shall not contravene the laws to be observed by the Borrower (the laws hereunder shall include the laws, regulations and rules to be observed by the Borrower (local regulations, judicial interpretation, etc. , the same below), the relevant documents, decisions and rulings of the competent authorities, nor shall it contravene the articles of Association of the Borrower or any contracts, agreements signed by the Borrower or any other obligations undertaken by the Borrower.

4. The Borrower warrants that all financial statements (if any) issued by the Borrower shall comply with the provisions of applicable laws, and that the financial statements truthfully, completely and fairly reflect the financial position of the Borrower.

5. The Borrower shall abide by the principle of good faith in signing and performing this Contract, and all materials, documents and information (including but not limited to business license, project approval documents, feasibility study report, self-financing implementation certificate, financial statements, etc.) provided by the Borrower to the Lender, including itself and the guarantor, are true, effective, accurate and complete without any concealment or omission.

6. The Borrower undertakes to complete the filing, registration or other procedures required for the validity and lawful performance of this Contract.

7. There has been no material adverse change in the Borrower’s business or financial position since the issuance of the last audited financial statement.

8. The Borrower shall strictly abide by the laws and regulations in its business activities, carry out various businesses in strict accordance with the provisions of the borrower’s business license or the business scope approved according to law, handle the annual inspection procedures for the registration of roses on time, produce and operate legally and in combination, and have the ability to continue operations.

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Have a legal source of repayment.

9. Do not waive any claims that are due or dispose of existing principal property without compensation or in other inappropriate ways.

10. The Borrower has disclosed to the Lender facts and conditions (including but not limited to operating conditions, financial conditions, external guarantees, etc.) which it knows or should know and which are important for the Lender to decide whether to grant the loan hereunder.

11. The Borrower warrants that its credit standing is good and that it has no material bad record.

12. The Borrower warrants that there are no other circumstances or events which have or are likely to have a material adverse effect on the Borrower’s ability to perform the Contract.

Article 8 Agreed Matters

The borrower and the lender agree as follows:

1. The Borrower warrants that it shall operate the loan according to law and shall use the loan t for the purpose agreed herein without misappropriating it for any other purpose. The Borrower shall, as required by the lender, regularly provide all kinds of relevant financial and accounting information, including monthly and annual statements, and actively cooperate with the lender in supervising the use of the loan and the operation of the borrower. The lender may examine and supervise the use of the loan at any time by various means.

2. The Borrower shall repay the principal and interest of the loan under this Contract according to the time, amount, currency and interest rate stipulated in this Contract, the application form and the Loan (Loan) Certificate.

3. The Borrower warrants that in the event of the occurrence or imminent occurrence of any event which is likely to have a material adverse effect on the financial position of the Guarantor or its ability to perform its guarantee obligations, the Borrower will promptly provide a new guarantee approved by the Lender.

4. The Borrower undertakes that the Borrower will not take any of the following actions without the written consent of the Lender:

(1) transfer (including sale, gift, debt, swap, etc.), mortgage, pledge or otherwise dispose of all or a substantial part of its material assets;

(2) contracting, joint venture, major foreign investment, change of actual controller or major shareholder, joint-stock reform, merger (merger), joint venture (cooperation), division, equity transfer, substantial increase in debt financing, establishment of subsidiaries, transfer of property rights, capital reduction, suspension of business, dissolution, application for bankruptcy, reorganization or cancellation, and other acts that may affect the borrower’s ability to repay;

(3) provide a guarantee to a third party that is sufficient to materially and adversely affect its financial position or its ability to perform its obligations under this contract;

(4) pay off other long-term debts in advance and may have a material adverse effect on the Borrower’s ability to perform its obligations under this Contract:

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(5) Signing contracts/agreements that have a material adverse effect on the Borrower’s ability to perform its obligations under this Contract or undertaking related obligations that have a material adverse effect.

5. The Borrower undertakes that it will notify the Lender immediately upon the occurrence of any of the following events and deliver the original notice to the Lender (stamped with official seal) within five (5) banking business days after the occurrence of such event:

(1) Events have occurred that make any representations or warranties made by the Borrower in this Contract untrue, inaccurate or invalid.

(2) The Borrower or its controlling shareholder, actual controller or its affiliates are involved in litigation, arbitration, seizure, freezing, enforcement or other measures with the same effect, or its legal representative/ responsible person is involved in litigation, arbitration or other coercive measures;

(3) the legal representative of the borrower or its authorized agent, responsible person, main financial person, correspondence address, enterprise name, office place and other matters have been changed;

(4) the borrower is reorganized by other creditors, bankrupt or revoked by a superior unit in charge;

(5) other major adverse events occur that may affect the borrower’s ability to repay the debt.

6. The Borrower undertakes not to give priority to the repayment of other borrowings in violation of the normal order of repayment, and not to enter into any contract or agreement now or in the future that would subordinate the borrowings hereunder.

7. The Borrower shall repay and pay the principal loan under this Contract in the same currency as possible. In the event that the Borrower repays the debts in different currencies, the Borrower shall, by itself or by authorizing the Lender, convert the amounts in different currencies into the currencies of the loans under the Contract in the manner set out in the Deduction Agreement hereof and repay the principal and interest owing therefrom and the expenses incurred therefrom shall be borne by the Borrower. When the guarantor pays the debt in different currencies on behalf of the Borrower, the “deduction agreement” shall be derived from the guarantee contract, and the expenses arising therefrom shall be borne by the borrower.

8. The Borrower shall comply with the requirements of the Lender when the guarantee under this contract is subject to specific circumstances or changes

Provide other guarantees approved by the Lender in a timely manner. The specific circumstances or specific changes include but are not limited to the guarantor’s suspension of production, closure, dissolution, suspension of business for rectification, business license revoked or revoked, application for or being applied for reorganization, bankruptcy, major changes in business or financial status, major litigation or arbitration cases, legal representative, directors, supervisors, main operation and management personnel involved, the value of the collateral reduced or may be reduced or destroyed The adoption of property preservation measures such as seizure, breach of contract under the guarantee, and request to rescind the guarantee contract, etc.

9. The lender has the right to conduct on-site or off-site due diligence on the borrower and conduct post-loan inspection on the borrower’s operating conditions, financial conditions, external guarantees, use of borrowed funds, repayment, etc. The borrower has the obligation to actively cooperate with the lender in loan payment management, post-loan management and related inspections.

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(rr 演发银行SPO BANK	流动资金借款合岡

10. The Lender shall have the right to withdraw the loan funds under this contract in advance according to the borrower’s fund withdrawal situation.

11. Special agreements for Group customers (applicable to Group customers)

Where the Borrower under this contract is a group customer, the Borrower hereby undertakes that:

(1) The Borrower shall report in a timely manner the related transactions of more than 10% of the net assets of the actual fiduciary, including: (1) the related relationship of the parties to the transaction: (2) the transaction items and the nature of the transaction: (3) the amount or corresponding proportion of the transaction; 0 Pricing policies (including transactions with no amount or only a token amount).

(2) The Borrower shall be deemed to have breached the Contract under any of the following circumstances, and the Lender shall have the right to unilaterally decide to cancel the unused credit facility of the Customer and withdraw all or all of the used credit facility or require the Customer to increase the deposit to 100% : (1) providing false materials or concealing important operating financial facts; Without the consent of the lender, changes the original purpose of the credit, misappropriates the credit or engages in illegal or irregular transactions with the bank credit; Taking advantage of a false contract with a related party to discount or pledge the creditor’s rights such as bills receivable and accounts receivable without actual trade background to the bank to extract bank funds or credit; Refusing to accept the lender’s supervision and inspection of its use of credit funds and related business financial activities: ⑤ There are major mergers, acquisitions and reorganizations, which the lender considers may affect the safety of credit granting: ⑥ intentionally escape and cancel bank claims through affiliated transactions.

12, special guarantees, commitments and agreements on green credit (applicable to borrowers whose construction, production and business activities are likely to seriously change the environmental status quo and the adverse environmental and social consequences are not easy to eliminate, as well as petroleum processing, coking and nuclear fuel processing, chemical raw materials and chemical products manufacturing, etc. , large hydropower stations, water conservancy projects, resource extraction projects, etc. ) Borrowers whose construction, production and business activities will have adverse environmental and social consequences, but can easily be eliminated through mitigation measures):

(1) The Borrower undertakes to submit reports on environmental, social and governance risks to the Lender, and declares and guarantees to strengthen the management of environmental, social and governance risks, including: 1 internal management documents relating to environmental, social and governance risks are in compliance with laws and regulations and are effectively implemented; There are no major litigation cases related to environmental, social and governance risks;

(2) The borrower undertakes to accept the lender’s supervision and strengthen the management of environmental, social and governance risks, including: (1) commitment

Compliance with all acts and performance related to environmental, social and governance risks; (2) undertake to establish and improve the internal management system of environmental, social and governance risks, and specify in detail the responsibilities, obligations and penalties of relevant responsible personnel of the borrower; ③ undertake to establish and improve the emergency response mechanism and measures for environmental, social and governance risks; Undertake to establish special departments and/or designate special personnel responsible for environmental, social and governance risks: ⑤ undertake to cooperate with the Lender or its approved third parties in the assessment and inspection of the borrower’s environmental, social and governance risks: @ Undertake to respond appropriately or take other necessary action in the face of strong public or other stakeholders’ doubts about the Borrower’s performance in controlling environmental, social and governance risks; ⑦ undertake to urge the Borrower’s critical affiliates to strengthen their management to prevent the transmission of environmental, social and governance risks of the affiliates to the Borrower: ⑧ undertake to perform other matters that the Lender deems relevant to the control of environmental, social and governance risks;

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(3) The Borrower undertakes to promptly and fully inform the Lender of the following situations: (1) Various permits, approvals and approvals related to environmental, social and governance risks in the process of commencement, construction, operation and shutdown; Assessment and inspection of environmental, social and governance risks of the borrower by environmental, social and governance risk regulators or their recognized institutions; (3) the supporting construction and operation of environmental facilities; (Discharge of pollutants and compliance with standards; ⑤ Safety and health of employees; ⑥ Major complaints and protests against borrowers in neighboring communities; ⑦ major environmental and social claims; Other material circumstances that the Lender considers to be related to environmental, social and governance risks:

(4) The Borrower shall be deemed to have defaulted under this Contract under any of the following circumstances: (1) The Borrower’s statements, warranties and commitments relating to environmental, social and governance risk management have not been earnestly performed; (2) The Borrower is punished by the relevant government departments due to its poor management of environmental, social and governance risks: (3) The Borrower is strongly questioned by the public and/or the media due to its poor management of environmental, social and governance risks; (d) other breach events agreed between the lender and the borrower relating to environmental, social and governance risk management, including cross-default events;

In the event of the aforesaid breach, the Lender shall have the right to make unilateral decisions: 1. Cancel the credit undertaking already made; ② suspend the disbursement of the loan until the borrower has taken rescue measures satisfactory to the lender: ③ recover the loan already disbursed in advance; ④ exercise the relevant pledge right and other penalty measures in advance when the loan cannot be repaid: ⑤ other penalty measures agreed by the lender and the borrower.

13, the borrower promises not to illegally add new local government hidden file debt, otherwise the lender has the right to immediately suspend/terminate the borrower’s withdrawal, and has the right to declare that the loan has been issued in part or in whole due in advance. At the same time, the lender has the right to report the relevant situation to the relevant regulatory authorities.

14. Provisions on anti-money laundering The Borrower acknowledges and agrees that the Lender has the right to conduct a money laundering risk assessment of the transactions hereunder in accordance with applicable anti-money laundering laws and regulations and internal management requirements. If the Borrower violates the Lender’s anti-money laundering regulations or the Lender has reasonable grounds to suspect that the Borrower and/or the transactions hereunder are involved in the United Nations Security Council and the Financial Action Task Force on Money Laundering, etc In the event of money laundering, sanctions, terrorist financing or weapons of mass destruction proliferation financing activities, export control, or tax devolution activities identified by the Group, China, the United States, the European Union, the United Kingdom, Singapore and other international organizations or countries, the Lender shall have the right to take necessary control measures in accordance with the anti-money laundering regulatory regulations and internal management regulations of the People’s Bank of China. At the same time, the Lender shall have the right to directly restrict or suspend all or part of the business hereunder without notice to the Borrower, to declare the Loan to expire early, to terminate the Contract without any liability, and to require the Borrower to bear all losses caused to the Lender.

15. The Borrower agrees and irrevocably authorizes: The Lender has the right to transfer information about all contracts/agreements/commitments signed between the Borrower and the lender, including all the above-mentioned contracts/agreements /, in accordance with the provisions of the Regulations on the Administration of Credit Investigation Industry and other relevant laws and regulations and regulatory requirements, as well as the collection requirements of the basic database of financial credit information established by the State

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The relevant situation of the promised performance information, as well as the basic information of the enterprise and other information provided by the borrower, shall be provided to the financial credit information basic database established by the State for the inquiry and use of units with query qualifications; At the same time, the lender shall also have the right to inquire and use the credit information about the borrower which has been entered into the basic financial credit information database established by the State. This authorization shall cover all aspects of the Lender’s necessary business management of the business hereunder before and after the signing of this Contract. The validity period shall expire upon the actual termination of this Contract.

16. The Borrower hereby confirms that it has fully understood and known the Lender’s position against its employees taking advantage of their positions to seek benefits in any form, and undertakes to avoid such situations in the principle of honesty and fairness, and not to provide the Lender’s employees with any form of deduction, gift money, securities, valuables, various rewards, compensation for private expenses, private travel or high-consumption entertainment without permission And other improper benefits.

Article 9 Deduction agreement

1. The Borrower agrees that upon the maturity and payables of any debt in connection with the loan hereunder, the Lender shall have the right to directly deduct the funds in the Repayment reserve account opened by the Borrower with Shanghai Pudong Development Bank Co., Ltd. for the payment of the debt due and payable. If the funds in the repayment reserve account are insufficient to pay off the debts, the Lender shall have the right to deduct the funds in any other account opened by the Borrower with any branch of Shanghai Pudong Development Bank Co., LTD.

2. The Lender shall have the right to use the proceeds to repay the principal, interest or other expenses of the loan at its option. If multiple claims are due and unpaid at the same time, the lender shall determine the order of repayment of claims.

3. If the proceeds deducted are inconsistent with the currency to be paid off, the cases shall be dealt with as follows:

(1) If the currency of the loan is RMB, the principal and interest of the loan shall be repaid after the exchange rate is converted into RMB according to the purchase price for the exchange of the currency of the deduction to be published by the lender at the time of deduction.

(2) If the currency of the loan is not RMB, and the currency of deduction is RMB, the principal and interest of the loan shall be repaid after the foreign exchange is converted into the currency of the loan at the selling rate at which the currency of the loan is converted into Renminbi as published by the lender at the time of deduction.

(3) If the currency of the loan and the currency of deduction are not RMB and are inconsistent, the exchange rate shall first be converted into RMB according to the purchase price of the exchange rate between the currency of the loan and RMB published by the Lender at the time of deduction, and then the exchange rate shall be converted into the currency of the loan according to the selling price of the exchange rate between the currency of the loan and RMB published by the Lender on the same day, and the principal and interest of the loan shall be repaid.

Article 10 Proof of creditor’s rights

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2液银 行SPO BANK	流动资金借款合同

The Lender shall, in accordance with its usual business practices, maintain in its accounting books accounting accounts related to the business activities involved in this contract in order to prove the loan amount of the Lender. The valid proof that the borrower acknowledges the claim of the loan under this Contract shall be the accounting certificate or other valid certification materials issued and recorded by the Lender in accordance with its own business regulations.

Article 11 The address for service shall be stipulated

1. The Lender confirms that the address listed on the first page of this Contract is its effective service address, and any notice given by the Borrower directly or by post to the Lender under this Contract shall be sent to the address listed at the beginning of this Contract until the Lender announces a change to such address. The Borrower agrees that all notices sent by the Borrower to the Lender shall be deemed to have been served when they are actually received by the Lender.

2. The Borrower acknowledges that the address and fax, email and other service information listed on the first page of this Contract are its valid mailing or electronic service addresses. All kinds of notices and other documents under this Contract in the event of non-litigation, as well as any correspondence, summons, notice and other legal documents issued to a party in the course of any litigation arising out of this Contract (including any litigation proceedings and execution procedures of first instance, second instance and retrial, etc. ), shall be deemed as long as they are sent by post or by fax, E-mail or other electronic delivery methods to the mailing or electronic delivery address listed on the first page of this Contract For the purpose of service, the specific date of service shall be governed by the provisions of the Civil Procedure Law on the date of Service. The change of the above postal or electronic service address shall not have legal effect without prior notice to the lender, and the service address confirmed in this Contract shall still be regarded as the valid service address.

Article 12 Event of breach of contract and treatment

1. Events of Breach of Contract

Any of the following circumstances shall constitute a default by the borrower to the lender:

(1) Any representations and warranties made by the Borrower under this Contract or any notices, authorizations, approvals, consents, certificates and other documents made under or in connection with this Contract are incorrect or misleading at the time they are made or have been proved to be incorrect or misleading, or have been proved to be invalid or revoked or have no legal effect.

(2) The Borrower has breached any of the provisions of “Other Matters agreed between the Parties” (if any) in Part I of this Contract or Article 8 in Part II of this Contract.

(3) The Borrower has a material cross default event, including but not limited to the Borrower’s breach of any other loan contract or agreement signed by the Borrower; Or the borrower fails to pay the debts under other loan contracts or agreements signed by the borrower when due.

(4) Investors of the borrower withdraw funds, transfer assets or transfer equity without authorization.

(5) The guarantor has or will no longer have the ability to provide security corresponding to the loan, or violates the guarantee signed by the guarantor Of the loan.

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(6) The borrower ceases business, stops production, works hard, suspends business for rectification, reorganization, liquidation, is taken over or held in custody, is dissolved, has its business license revoked or cancelled or is bankrupt.

(7) The borrower’s or the guarantor’s financial condition deteriorates, serious difficulties occur in operation, or events or circumstances occur that adversely affect its normal operation, financial condition or solvency.

(8) The borrower or its controlling shareholder, the actual controller or its affiliates are involved in major litigation, arbitration or its major assets are seized, sealed up, frozen, enforced or other measures with the same effect are taken, or its legal representative/responsible person, director, supervisor or senior management are involved in litigation, arbitration or other coercive measures resulting in the repayment ability of the borrower Adversely affecting the borrower.

(9) failure to repay the principal and interest on time or to use the loan for the agreed purpose.

(10) failing to pay the borrowed funds in the agreed manner.

(11) The documents and materials submitted for the loan application are false or wrong.

(12) Does not meet or exceed the constraints of the relevant financial indicators agreed in this contract.

(13) Repay the funds in the reserve account within the next Interest Payment Date of the Contract and the two (3) days prior to that date

The balance of the deposit is less than the amount of the principal and interest payable by the Borrower in the current period.

(14) Abnormal fund flow in the general settlement account/Fund withdrawal account.

(15) The borrower is suspected of involvement in money laundering, sanctions, terrorist financing or weapons of mass destruction proliferation financing, export control. Illegal and irregular activities such as quick tax.

(16) Borrowers increase hidden debts of local governments in violation of regulations.

(17) The Borrower has any other acts in violation of this Contract that are sufficient to impede the normal performance of this Contract, or other acts that harm the legitimate interests of the Lender.

2. Handling of breach of contract

(1) In the event of one or more of the default scenarios set out in the current paragraph, the Lender may, at its discretion, take one or more of the following actions

Deer:

① Request a time limit for the borrower to correct.

② Cancel the unused loans of the borrower and stop issuing and paying the unused loans of the borrower.

Declare that all or part of the loan principal under this Contract is immediately due in advance, and require immediate repayment of part or all of the loan, settlement of the interest owed, and seek immediate recourse from the guarantor or the borrower through various forms.

④ Penalty interest and compound interest shall be levied on overdue loans and embezzled loans.

⑤ deduct from any account opened by the borrower at any branch of Shanghai Pudong Development Bank Co., LTD

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( 澳 发 银 行 SPO BANK	流动资金借款合同

Transfer.

③ Require the borrower to supplement the loan origination and payment conditions, or change the loan payment method.

⑦ Require the borrower to provide other security approved by the lender.

⑧ Other necessary measures prescribed by law

(2) In addition to the above measures, the Lender may require the Borrower to bear the liability for breach of contract and to pay liquidated damages (for the calculation of liquidated damages, refer to Part 1 of this Contract). If the liquidated damages are insufficient to make up for the losses suffered by the Lender, the Borrower shall compensate the Lender for all the losses thus suffered.

(3) Where the Borrower fails to repay the principal and interest in full and on time, it shall also bear all the expenses paid by the lender for the realization of the creditor’s rights and security rights, including but not limited to collection costs, litigation costs, attorneys’ fees, travel expenses and various other expenses payable.

Article 13 Entry into force, modification and dissolution

1. This Contract shall come into force upon being signed (or sealed) and affixed with the official seal by the legal representative of the Borrower or its authorized agent, and signed (or sealed) and affixed with the official seal (or special contract seal) by the legal representative (responsible person) or its authorized agent of the Lender, and shall terminate upon the completion of the repayment of all claims hereunder.

2. After the Contract comes into force, neither party may arbitrarily modify or terminate the Contract in advance. If the Contract needs to be modified or terminated, both parties shall reach a written agreement through consultation.

Article 14 Other Provisions

1. Definitions

The term “all claims” as used herein refers to the principal of the loan, interest, liquidated damages and various expenses incurred for realizing the claims.

(2) The term “interest” under this Contract includes interest, penalty interest and compound interest.

(3) The term “bank business day” under this Contract refers to the lender’s usual business day for public business at the Lender’s domicile, excluding Saturdays, Sundays (except those that are adjusted for external business due to holidays) or other legal holidays.

2. The applicable laws

This contract shall be governed by and construed in accordance with the laws of the People’s Republic of China (for the purpose of this contract, the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and the Taiwan Region).

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3. Dispute resolution

All disputes in connection with this contract shall be settled amicably. If no agreement can be reached, a lawsuit shall be filed with the people’s court at the place where the Lender has his domicile. During the period of dispute, the parties shall continue to perform the provisions not involved in dispute.

4. Miscellaneous

For matters not mentioned herein that need to be supplemented, both parties may agree and record in the first part of this contract, or reach a separate written agreement as an annex to this contract. The attachments to this contract (refer to the first part of this Contract) are an integral part of this contract and have the same legal effect as the body of this contract.

(2) During the term hereof, the Lender’s grace or delay in taking actions for any breach or other act of the Borrower shall not prejudice, affect or limit all rights or interests of the Lender as a creditor under the law or this Contract, nor shall it be regarded as the Lender’s approval of the Borrower’s breach of this Contract, nor shall it be regarded as the Lender’s abandonment of its existing or future obligations to the Borrower The right to take action against any breach of contract.

(3) The invalidity of any provision of this Contract shall not affect the validity of the other provisions of this Contract. If the terms and conditions are invalid for whatever reason, the Borrower shall still be responsible for paying back all the support owed to the Lender under this Contract. In the event of any of the above, the Lender shall have the right to immediately terminate this Contract and immediately recover from the Borrower all debts owed by the Borrower under this Contract.

(4) The Lender may assign all or part of its rights and/or obligations under this Contract, and in such case the assignee shall have and/or assume the same rights and/or obligations to the Borrower as it would have had it been a party to this Contract. The Borrower shall be liable to the assignee in accordance with the provisions of this Contract upon receipt of the Lender’s notice of the assignment of the creditor’s right.

(5) Unless otherwise specifically stated in this Contract, the relevant terms and expressions in the annexes hereto shall have the same meaning as in this Contract.

(6) The headings under this Contract are for reference only and shall not be used as the basis for the contents under such headings. (There is no text below this page

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p 澳发想行SP OBANK	i动资金借款合同

(This page is a signing page, no text)

This contract is signed between the Borrower and the Lender as follows: from January to 17, 20231. The Borrower confirms that at the time of signing this Contract, both parties have explained and discussed in detail all the terms of this contract, both parties have no doubt about all the terms of this contract, and have an accurate understanding of the legal meaning of the rights and obligations and liability limitation or exemption of the parties.

The Borrower’s legal difficulties

Legal representative or authorized agent (signature or seal)

The person in charge of the legal representative or grant the name or seal)

玲 盖 印 艳

Y Hai

P2 2

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2 浦发银行SPD BANK	流动贷金借款合同

Annex 1:

Application for withdrawal under Working Capital Loan Contract

(Applicable to opening a special account for Working capital loan)

No. : 95082023280594

Yizhou Lin ‘an Branch, Shanghai Pudong Development Bank Co., LTD

In view of the Working Capital Loan Contract No. [95082023280594] signed by our company and Fei Bank on April 17, 2023 (hereinafter referred to as the “Loan Contract”), according to the withdrawal plan agreed in the contract, our company intends to withdraw the first batch of money, namely RMB “currency”, on April 17, 2023, worth five million yuan (in words).

According to the provisions of the loan contract, the amount shall be payable to the borrower’s special working capital loan account opened in Shanghai Pudong Development Bank Co. , LTD. The account name is: Kangzhou Xinzi Photoelectric Technology Co. , LTD. The account number is: 95080078801600003626

We hereby confirm that no event or circumstance has occurred up to the date of this application, which constitutes an event of default under the loan contract. We further confirm that all commitments set forth in the Loan Contract have been performed and all applicable conditions precedent set forth in the Loan Contract have been satisfied.

Please give your approval.

Applicant:

Legal representative or its authorized agent:
(Signature or seal)

(消发银行SP D BANK	流动资金借款合同

April 17, 2023

板本号: SPDB202109

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gο2

(消发银行SP D BANK	流动资金借款合同

Annex 2:

Application for Payment

(Open a special working capital loan account for transparent use)

No. : 95082023280594

Shanghai Pudong Development Bank Co., LTD., Hangzhou Lin ‘an Branch,

Whereas, we have written with you in The Working Capital Loan Contract No. 195082023280594 is signed on April 17, 2023 (hereinafter referred to as the “Loan Contract”). In accordance with the provisions of the Contract concerning the payment supervision of the funds in the special account for Working capital Loan, we hereby apply to your bank for payment and loan from the special account for Working capital loan in the following way (1) 1. Funds:

(1) The lender’s entrusted payment method:

(1)	Our company has submitted to your bank the following relevant materials in accordance with the loan contract: Business contract and written documents related to the purpose of the loan that truly reflect the borrower’s payment obligation; If the corresponding invoice or receipt cannot be obtained at the same time of payment, the borrower shall make up the corresponding invoice or receipt of the payment in a timely manner after the completion of payment;

Return the legal and valid payment voucher;

Return all the other drawing ball rules on this f base group back to the i principal of the “i Division Dimension Full Olympiad” (95082022815)

(2)	Please apply the loan principal on April 17, 2023 after reviewing and agreeing with the loan contract The said amount is required to be transferred to the following account of the transaction object:

(2) The borrower’s independent payment method:

(1)	Our company has submitted to your bank the following relevant materials in line with the loan contract: the business contract and the written documents related to the purpose of the loan that truly reflect the borrower’s payment obligation

The payment details are as follows:

会同题素: SPDB202109

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2 浦发银行SPD BANK	流动资金借款合同

(2) Please review and agree with the loan contract and transfer the loan principal to the general settlement account opened by our bank in accordance with the above summary amount.

Please approve.

贷款资金戏f监 磨季用费	玲还 印艳 囚

The Applicant

(Seal reserved for special account for Working capital loan)

训这全部贷款 支方式市

发人：

April 17, 2023

(消发银行SP D BANK	流动资金借款合同

合1版本号: SPDB202109
页 囚囚24) 200/ 86

第2

Shanghai Pudong Development Bank Hangzhou Branch

上海浦东发展银行杭州分行

送达地址确认书

<table>
<tr><td>借款类别</td><td>流动资金借款合同</td><td>合同号</td><td>95082023280594</td></tr>
<tr><td>填写送达地址确认书的告知事项及应承担的法律责任</td><td colspan="3">根据《中华人民共和国民事诉讼法》、最高人民法院《关于以法院专递方式邮寄送达民事诉讼文书的若干规定》、浙江省高级人民法院《关于民商事案件诉讼文书送达问题的若干规定》（试行）等规定，本金融合同各方主体协商确定，对本确认书确定的文书需要送达时，自愿适用上述规定，承担由此产生的权利义务及其法律责任：
一、确认的送达地址适用于金融合同成立时起至债务全部履行完毕时止，包括适用于法院诉讼（含一审、二审、再审）、实现担保物权特别程序及执行阶段；确认人同意贷款人按确认的地址发出催收通知书、宣布贷款提前到期通知书、履行保证责任通知书等债权催收文书及涉诉后法院按确认的地址送达诉讼、执行文书。
二、借款人、担保人自愿承诺以自己提供或确认的送达地址为上述文书的送达地址。在向其提供或确认的送达地址送达文书时，受送达人是法人或者其他组织的，法人的法定代表人、其他组织的主要负责人，或者该法人、其他组织的办公室、收发室、值班室等负责收件的人员均是收件人。如受送达人是自然人的，本人及同住成年家属或与本人有密切联系的人（即与本人非同住成年家属、有辨识能力的同住人、受雇人、房主、出租人或居住地的物业管理部门）均是收件人。上述人员签收的，均视为合法签收，承担送达的法律责任。
三、如提供或确认的送达地址不准确、地址变更未及时告知或第二条涉及的收件人拒绝签收，导致上述文书未能被实际接受的，文书退回之日借款人、担保人自愿确定为送达之日，承担已送达的法律责任。</td></tr>
<tr><td>送达地址</td><td colspan="3">1、 本人确认下列地址为送达地址：
地址：浙江省临安区锦南街道飞翠路19号
收件人：孟艳玲　　电话：13456797711
2、 本人指定以下代收人的地址为送达地址：
代收人：　　与本人关系：　　电话：
地址：
3、 本人指定下列现代通讯方式为送达地址：
手机短信：　　传真：
电子邮件：
4、其他联系方式：</td></tr>
<tr><td>送达地址确认声明</td><td colspan="3">声明：借款人或担保人已经详细阅读了填写确认书的告知事项，理解其法律责任；借款人或担保人承诺提供及确认的地址是准确、有效的。

借款人/担保人签名、盖章或捺印：

2023年4月17日</td></tr>
</table>

Appendix: Contract Law of the People’s Republic of China

(Excerpt)

Article 6 The parties shall abide by the principle of good faith in exercising their rights and performing their obligations.

Article 8 A lawfully formed contract is legally binding on the parties. The parties shall, in accordance with the agreement, perform the eight lawfully formed contracts, which are legally binding on the parties. The parties shall

The parties shall perform their own obligations and may not modify or terminate the contract without authorization. Legally formed contracts shall be protected by law

Provisions of the Supreme People’s Court on Postal Service of Civil Litigation Documents by Court Courier Service

(Excerpts)

Article 3 When bringing a suit or answering a defense, a party shall provide or confirm to the people’s court his exact address for service, and fill in a confirmation of the address for service. “If a party refuses to provide the address for service, the people’s court shall inform him of the adverse consequences of his refusal to provide the address for service and make a written record of it.”

Article 5 If a party refuses to provide his address for service and still fails to do so after being informed by the people’s court, a natural person shall take his domicile or habitual residence in his household registration as the address for service; The address for service of a legal person or any other organization shall be the place of its domicile in its industrial and commercial registration or other legal registration or filing.

Article 11 If the service address provided or confirmed by the recipient is inaccurate, the recipient refuses to provide the service address, or the change of the service address is not promptly notified to the people’s court, the recipient himself or the receiver designated by the recipient refuses to sign, resulting in the failure of the litigation document to be actually received by the recipient, the date of return of the document shall be deemed as the date of service.

If the person served can prove that he was not at fault in the process of serving the litigation documents, the provisions of the preceding paragraph shall not apply.